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             Void after 5:00 P.M. New York Time on December 23, 2004

No. W-1                                                      Warrant to Purchase
                                                                  200,000 Shares
                                                                 of Common Stock

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                                   ECOGEN INC.

         THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED, MOMAR CORPORATION, a Maryland corporation, or registered assigns (the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Ecogen Inc., a Delaware corporation (the "Company"), at the Exercise Price hereinafter set forth, up to 200,000 shares (as adjusted from time to time as provided hereunder) of Common Stock at any time and from time to time on or after the date hereof and not later than 5:00 P.M. New York time on December 23, 2004 (the "Expiration Date").

         (a) DEFINITIONS. For the purposes of this Warrant, the following terms shall have the following meanings:

                  (1) "Common Stock" shall mean the Common Stock, $0.01 par value per share, of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, subject to the provisions of Section (l) hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

                  (2) "Exercise Price" shall mean $1.25 per share, as adjusted from time to time as provided hereunder.

                  (3) "Registry Office" shall mean the principal executive office of the Company at 2000 Cabot Boulevard West, Langhorne, Pennsylvania 19047.

                  (4) "Warrant Stock" shall mean the shares of Common Stock deliverable upon exercise of the Warrants, as adjusted from time to time as provided hereunder.

         (b) EXERCISE OF WARRANT. Subject to the provisions of this Warrant, the Holder shall have the right to purchase from the Company, and the Company shall be obligated to issue and sell to the Holder, the number of fully paid and nonassessable shares of Warrant Stock purchasable hereunder, free of all preemptive rights of stockholders and all other liens, claims and encumbrances of any nature whatsoever. This Warrant may be exercised in whole or in part at any time or from time to time, but not
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later than the Expiration Date, or if the Exercise Time is a day on which banking institutions in the Commonwealth of Pennsylvania are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Registry Office of the Company, with the form of Election to Purchase annexed hereto duly executed and accompanied by payment of the Exercise Price multiplied by the number of shares specified in such form. Payment of the Exercise Price may be made in cash, or by check, bank draft or postal or express money order payable in United States currency, to the order of the Company. Upon such surrender of this Warrant and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of this Warrant together with cash as provided in Section (d) in respect of any fraction of a share of Common Stock otherwise issuable upon such surrender. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, promptly execute and deliver to the Holder a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the Registry Office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

         (c) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common stock as shall be required for issuance or delivery upon exercise of this Warrant.

         (d) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant; provided, however, that if more than one Warrant is exercised by the same holder at the same time, fractional shares of all such Warrants shall be consolidated and the holder shall be entitled to purchase the number of whole shares obtained by consolidating such fractional shares. With respect to any remaining fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the excess over the Exercise Price of the current market value of a share of Common Stock determined for all purposes of this Warrant as follows:

                  (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, or is listed on NASDAQ, the current value shall be the last reported sale price of the Common Stock on such exchange or NASDAQ on the last day such exchange was open prior to the date of exercise of this Warrant or, if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or


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                  (2) If the Common Stock is not so listed or admitted to
         unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by any national stock price quotation service on the last day on which such bid and asked prices were reported prior to the date of the exercise of this Warrant; or

                  (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in good faith and in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

         (e) REGISTRATION. The Company shall maintain books for the transfer and registration of the Warrants. Upon the initial issuance of the Warrants, the Company shall issue and register the Warrants in the names of the respective registered holders thereof, and upon subsequent re-issuances of Warrants, such Warrants shall be registered in the names of their respective registered holders.

         (f) PAYMENT OF TAXES. The Company shall pay all state and federal taxes, if any, attributable to the exercise of this Warrant and to the initial issuance of the Warrant Stock; provided that the Company shall not be required to pay any tax or taxes which may be payable because of the transfer involved in the issue or delivery of any certificates for Warrant Stock in a name other than that of the registered holder of the Warrants being exercised or any income taxes or capital gains tax of the Holder.

         (g) EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option or the Holder, upon presentation and surrender hereof to the Company, alone or with other Warrants with the same Exercise Price, for any other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder at the same Exercise Price. This Warrant is transferable in the same manner and with the same effect upon payment by the Holder of all federal and state taxes applicable to such transfer, subject to the provisions of Section (o) hereof. Upon surrender of this Warrant to the Company with the form of Assignment annexed hereto duly executed, with funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. If and when this Warrant is assigned in blank, the Company shall, subject to the provisions of Section (o) hereof, treat the bearer hereof as the absolute owner of this Warrant for all purposes and the Company shall not be affected by any notice to the contrary. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office or agency of the Company maintained for that purpose, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged, and the term "Holder"


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as used herein includes any holder of any Warrant into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost or stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         (h) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         (i) ANTI-DILUTION PROVISIONS.

         (1) ADJUSTMENTS OF EXERCISE PRICE. If the Company should at any time or from time to time hereafter issue or sell any share of Common Stock (other than the shares which are to be issued upon exercise of the options or warrants described in clause (A), or conversions of the Convertible Securities described in clause (B), of this subsection (i)(1) or the Warrant Stock which may be purchased under the Warrants) without consideration or for a consideration per share less than the greater of (i) the Exercise Price of the Warrant in effect immediately prior to the time of such issue or sale and (ii) the then current market value of a share of Common Stock (such greater amount, the "Floor Amount"), then forthwith upon such issue or sale, the Exercise Price of all Warrants shall be adjusted to a price (computed to the nearest cent) determined by dividing (i) the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Floor Amount, and (y) the consideration, if any, received by the Company upon such issue or sale, by
(ii) the total number of shares of Common Stock outstanding immediately after such issue or sale. For the purposes of this subsection (i)(1), the following provisions (A) through (G) shall also be applicable:

                  (A) OPTIONS AND RIGHTS. In case at any time hereafter the Company shall in any manner grant any right to subscribe for or to purchase, or any option for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities") and the minimum price per share for which Common Stock is issuable, pursuant to such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights and options, plus, in the case of such Convertible

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         Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the highest Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, however, that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Stock so deemed to have been issued; and, further provided, that, upon the expiration of such rights (including rights to convert or exchange) or options, (a) a number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable pursuant to such rights or options or upon conversion or exchange of Convertible Securities so issuable, which rights or options (including rights to convert or exchange) were not exercised, shall no longer be deemed to be issued and outstanding, and (b) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the shares of Common Stock actually issued upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities.

                  (B) CONVERTIBLE SECURITIES. In case the Company shall hereafter in any manner issue or sell any Convertible Securities other than as described in clause (A) of this Section (i)(1) and the minimum price per share for which Common Stock is issuable upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the highest Exercise Price of any of the Warrants in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said Price per share as so determined; provided that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Stock so deemed to have been issued; and, further provided, that if any such issue or sale of such Convertible Securities is made upon exercise of any right to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Exercise

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         Price has been or is to be made pursuant to other provisions of this subsection (i)(1), no further adjustment of the Exercise Price shall be made by reason of such issue or sale; and, further provided, that, upon the termination of the right to convert or to exchange such Convertible Securities for Common Stock, (a) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable upon conversion of exchange of any such Convertible Securities, which were not so converted or exchanged, shall no longer be deemed to be issued and outstanding, and (b) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the number of shares of Common Stock actually issued upon conversion or exchange of such Convertible Securities.

                  (C) DISTRIBUTIONS. In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital, or other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the State of Delaware, then the Holder of this Warrant who thereafter exercises the same as herein provided after the date of record for the determination of those holders of Common Stock entitled to such distribution of assets shall be entitled to receive for the purchase price of the shares of Common Stock stated in this Warrant, in addition to the shares of Common Stock, the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined by the Board of Directors of the company in good faith), which would have been payable to such Holder had it been the holder of record of such shares of Common Stock, receivable upon the exercise of this Warrant on the record date for the determination of those entitled to such distribution.

                  (D) DISSOLUTION OR LIQUIDATION. In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, dissolve, liquidate or wind up its affairs, the Holder of this Warrant shall be entitled, upon the exercise thereof, to receive, in lieu of the shares of Common Stock of the Company which it would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to it upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock of the Company, had it been the holder of record of such shares of Common Stock receivable upon the exercise of this Warrant on the record date for the determination of those entitled to receive any such liquidation distribution. After any such dissolution, liquidation or winding up which shall result in any cash distribution in excess of the Exercise Price provided for by this Warrant, the Holder of this Warrant may at its option exercise the same without making payment of the Exercise Price and in such case the Company shall upon the distribution to said Warrant Holder consider that said Exercise Price has been paid

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         in full to it and in making settlement to said Warrant Holder, shall deduct from the amount payable to such Holder an amount equal to such Exercise Price.

                  (E) DETERMINATION OF ISSUE PRICE. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for cash, the consideration received therefor, after deducting therefrom any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for a consideration, part or all of which shall be other than cash, then, for the purpose of this subsection (i)(1), such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued for an amount of cash equal to the fair market value of such consideration. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance for a consideration other than cash of such Common Stock immediately prior to the close of business on the date fixed for the determination of securityholders entitled to receive such Common Stock. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or other securities shall be issued together with other stock or securities or other assets of the Company for a consideration which includes both, the consideration for the issuance of the shares of Common Stock or Convertible Securities or rights or options shall be determined by subtracting the fair market value of the other stock or securities or assets from the total consideration received.

                  (F) DETERMINATION OF DATE OF ISSUE. In case the Company shall take a record of the holders of any Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (G) TREASURY SHARES. For the purpose of this subsection
         (i)(1), shares of Common Stock at any relevant time owned or held by or for the account of the Company shall not be deemed outstanding.

         (2) ADJUSTMENT OF NUMBER OF SHARES. Anything in this Section (i) to the contrary notwithstanding, in case the Company shall any time issue Common Stock or Convertible Securities by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, the Exercise

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Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

         (3) NO ADJUSTMENTS FOR SMALL AMOUNTS. Anything in this Section (i) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least 1%, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least 1%, such change in the Exercise Price shall thereupon be given effect.

         (4) NUMBER OF SHARES ADJUSTED. Upon any adjustment of the Exercise Price, the holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

         (j) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (i) hereof, the Company shall forthwith file, in the custody of its Secretary or an Assistant Secretary at its Registry Office, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder.

         (k) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten (10) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to

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exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (l) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (l) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, mergers, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (i)(1) hereof.

         (m) SECURITIES ACT REGISTRATION.

         (1) In the event that the Company files a registration statement under the Securities Act of 1933, as amended (the "Act"), which relates to a current offering of securities of the Company for its own account or the account of any of its shareholders, such registration statement and the prospectus included therein shall also, at the written request to the Company by the Holder, relate to, and meet the requirements of the Act with respect to, any public offering of the Warrant Stock so as to permit the public sale thereof in compliance with the Act. The Company shall give written notice to the Holder of its intention to file a registration statement under the Act relating to a current offering of the aforesaid securities of the Company, thirty (30) or more days prior to the filing of such registration statement, and the written request provided for in the first sentence of this subsection (m)(1), shall be made by the Holder fifteen (15) or more days prior to the

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date specified in the notice as the date on which it is intended to file such registration statement. Neither the delivery of such notice by the Company nor of such request by the Holder shall in any way obligate the Company to file such registration statement and notwithstanding the filing of such registration statement, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which such registration statement relates, without liability to the Holder, except that the Company shall pay such expenses as are contemplated to be paid by it under subsection (4) of this Section (m).

         (2) In addition, upon written notice from the Holder that it contemplates the transfer of all or any of its Warrant Stock under such circumstances that a public offering, within the meaning of the Act, of the Warrant Stock will be involved, the Company, as promptly as possible after the receipt of such notice, shall file a new registration statement with respect to the offering and sale or other disposition of the Warrant Stock with respect to which it shall have received such notice; provided, however, that the Company shall not be required to file more than two registration statements pursuant to this Section (m)(2). Notwithstanding the foregoing, the Company shall not be obligated to effect a registration pursuant to this Section (m)(2) if the Company shall furnish to the Holder within ten (10) days of a registration request a certificate signed by the president of the Company stating that in the good faith judgment of the board of directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than ninety (90) days after the receipt of the request of the Holder.

         (3) In each instance in which pursuant to subsections (1) and (2) of this Section (m) , the Company shall take any action to permit a public offering and sale or other distribution of Warrant Stock, the Company shall:

                  (A) Supply to the Holder a conformed copy of the new registration statement and of the preliminary, final and other prospectus in conformity with requirements of the Act and the Rules and Regulations and true copies of such other documents as the Holder shall reasonably request;

                  (B) Cooperate in taking such action as may be necessary to register or qualify the Warrant Stock under such other securities acts or blue sky laws of such jurisdictions as the Holder shall reasonably request and do any and all other acts and things which may be necessary or advisable to enable the Holder to consummate such proposed sale or other disposition of the Warrant Stock in any such jurisdiction; provided, however, that in no event shall the Company be obligated, in connection therewith, to qualify to do business or to file a general consent to service of process in any jurisdiction where it shall not then be qualified;



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                  (C) Keep effective for a period of 180 days after the initial effectiveness thereof or until all Warrant Stock covered thereby has been sold, whichever is later, all such registrations and qualifications under the Act and state securities and blue sky laws, and do any and all other acts and things for such period as may be necessary to permit the public sale or other disposition of such Warrant Stock by the Holder; and

                  (D) Indemnify and hold harmless the Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for the Holder any Warrant Stock, and their respective officers, directors, partners, stockholders, agents, representatives and controlling persons from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (i) any untrue or alleged untrue statement of a material fact contained in any registration statement furnished pursuant to clause (A) of this subsection (m)(3), or any prospectus or offering circular included therein or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement or omission or such alleged untrue statement or omission was based upon information furnished or required to be furnished in writing to the Company by the Holder or underwriter expressly for use therein), which indemnification shall include each person, if any, who controls the Holder or underwriter within the meaning of the Act; provided, however, that the Company shall not be so obligated to indemnify the Holder or underwriter or controlling person unless the Holder and underwriter shall at the same time indemnify the Company, its directors, each officer signing any registration statement or any amendment to any registration statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (a) any untrue or alleged untrue statement of a material fact contained in any registration statement or any amendment to any registration statement or prospectus furnished pursuant to clause (A) of this subsection (m)(3), or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, based upon information furnished, or required to be furnished, in writing to the Company by the Holder or underwriter expressly for use therein. This indemnity agreement shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages, liabilities or actions or proceedings in respect thereof) arising from the sale of any of such Warrant Stock by such underwriter to any person if such underwriter failed to send or give a copy of the prospectus furnished pursuant to clause (A) of this subsection (m)(3), as the same may then be supplemented or amended (if such supplement or amendment shall have been furnished to the Holder pursuant to said clause (A)), to such person with or prior to the written confirmation of the sale involved.

         (4) The Company shall bear all costs and expenses incurred in connection with the Company's obligations under this Section (m) , including, without limiting the generality of the foregoing, accounting fees, fees and disbursements of counsel for the Company, all costs and expenses incurred in connection with the compliance with state securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and expenses incurred for preparing, printing and distributing such quantity of prospectuses as the Holder shall reasonably request; provided, however, that any discounts, commissions, broker's fees and similar fees to securities industry professionals, and any transfer taxes relating to the sale of the Warrant Stock shall be paid by the Holder.

         (5) The Company's obligations under subsections (1) and (2) of this Section (m) shall be conditioned, as to each such public offering, upon a timely receipt by the Company in writing of:

                  (A) Information as to the terms of such public offering furnished by or on behalf of the Holder; and

                  (B) Such other information as the Company may reasonably require from the Holder or any underwriter for inclusion in such registration statement or post-effective amendment.

         (6) Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered personally or sent by certified mail, if to the Holder, addressed to it at its registered address or, if the Holder has designated by notice in writing to the Company any other address, to such other address, and, if to the Company, addressed to it at its Registry Office. The Company may change its Registry Office by written notice to the holders of the Warrants and the Holder may change its address by written notice to the Company.

         (7) The Company's agreements with respect to registration of the Warrant Stock in this Section (m) shall apply to and continue in effect, regardless of the exercise or surrender of this Warrant; provided, however, that the Company shall have no obligation to register Warrant Stock pursuant hereto if (i) in the written opinion of counsel for the Company, which opinion shall be satisfactory in form and substance to the Holder, the Warrant Stock is freely tradable without the need for such registration, (ii) the Holder is provided with unlegended certificates representing the Warrants or Warrant Stock and
(iii) all stop transfer orders on the Warrants and Warrant Stock are removed by the Company

         (n) GOVERNMENTAL APPROVALS AND STOCK EXCHANGE LISTINGS. The Company shall from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities which may be or become requisite in connection with the issuances, sales, transfer, delivery and exercise of the Warrants by the registered holders thereof, and the issuance, sale, transfer and delivery of the Warrant Stock by such holders, and all action which may be necessary so that such shares of Warrant Stock, immediately upon their issuance pursuant to the exercise of the Warrants, will be listed or entitled to unlisted trading privileges each securities exchange (or on NASDAQ, if applicable) on which Common Stock is then listed or entitled to unlisted trading privileges, and on the identical basis.

         (o) TRANSFER RESTRICTIONS.

         (1) This Warrant or the Warrant Stock may not be sold, transferred or otherwise disposed of except as follows:

                  (A) to any person who, in the opinion of counsel provided by the Holder and satisfactory to the Company, is a person to whom this Warrant or such Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus or offering circular under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (o) with respect to any resale or other disposition of such securities; or

                  (B) with respect to the Warrant Stock, to any person upon delivery of a prospectus then meeting the registration requirements of the Act relating to the Warrant Stock and the offering thereof for such sale or disposition.

         (2) The Company may cause a legend substantially in the following form to be set forth on each certificate representing Warrant Stock not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Section (m) hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

         (p) APPLICABLE LAW. THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         (q) AMENDMENT. This Warrant may only be amended by a written instrument executed by the Company and the Holder.

         (r) REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Holder as follows: (i) execution and delivery of this Warrant by the Company has been duly authorized by all necessary corporate action, and this Warrant constitutes the valid and binding obligation of the Company in accordance with its terms; (ii) the Warrant and the Warrant Stock have been duly authorized for issuance, and upon delivery of the Warrant the Holder will have good and valid title thereto, free and clear of any and all liens, claims and encumbrances of any nature whatsoever; (iii) the Warrant Stock has been, and will continue to be, duly reserved for issuance; and (iv) upon exercise of the Warrant in accordance with the terms thereof, the Warrant Stock shall have been duly and validly issued, fully paid and non-assessable.

         (s) BINDING EFFECT. Subject to the provisions of Sections (g) and (o), this Warrant and the rights evidenced hereby shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns, including any permitted transferee of the Warrant or Warrant Stock.


                                               ECOGEN INC.


                                               By ____________________________
                                                                 President
Date: ____________________

(SEAL)

Attest:

__________________________
Secretary

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK               |
                                | SS:
COUNTY OF NEW YORK              |


         On December __, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        ______________________________________
                                                    Notary Public

                                         My commission expires: ______________

                                    [FORM OF]
                              ELECTION TO PURCHASE

Ecogen Inc.
2000 Cabot Boulevard West
Langhorne, Pennsylvania 19047
Attention: Treasurer

         The undersigned registered owner of the within Warrant hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder ______________ shares of the stock provided for therein, and requests that certificates for such shares shall be issued in the name of

________________________________________________________________________________
                                 (Please Print)

and be delivered to ____________________________________________________________

at _____________________________________________________________________________

and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: ____________________

Name of Registered Owner:

________________________________________________________________________________
                                 (Please Print)

Address: _______________________________________________________________________

Signature: _____________________________________________________________________

Note: The above signature must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed: ___________________________

                                    [FORM OF]
                                   ASSIGNMENT

For value received, the undersigned registered owner of the within Warrant

________________________________________________________________________________

does hereby sell, assign and transfer unto

________________________________________________________________________________

the within Warrant, together with all right, title and interest therein, with respect to ___________________ shares of Common Stock, and does hereby irrevocably constitute and appoint

________________________________________________________________________________

attorney, to transfer said Warrant on the books of the within-named Company, with full power of substitution in the premises.

Social Security or
other identifying number
of assignee:                        ______________________________

Dated: _______________________

Signature: ________________________

Note: The above signature must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed: ___________________________